UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  June 18, 2003
                                                                  --------------


                                  CERBCO, Inc.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



              0-16749                                   54-1448835
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      (Commission File Number)               (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                   20785-1608
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(Address of principal executive offices)                (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)


                                      None
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b) Attached hereto as Exhibit 99.2 are unaudited pro forma condensed consolidated financial statements of the Registrant which give effect to the completion of the sale by Insituform East, Incorporated ("East"), the Registrant's majority owned subsidiary, to Insituform Technologies, Inc. of substantially all of East's non-real estate assets and on-going business, which event was reported in Registrant's Current Report on Form 8-K filed June 23, 2003.

     (c)  Exhibits

          99.2 CERBCO, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003                              CERBCO, Inc.
                                                   -----------------------------
                                                   (Registrant)


                                                    By: /s/ Robert W. Erikson
                                                    ----------------------------
                                                    Robert W. Erikson
                                                    President